UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      April 21, 2004

SOUTHERN MISSOURI BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Missouri	000-23406	43-1665523
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

531 Vine Street, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (573) 785-1421

Not Applicable

(Former name or former address, if changed since last report)

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Item 5. Other Events

            The Registrant's press release dated April 21, 2004, announcing new stock repurchase program is attached hereto as Exhibit 99, and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (c)     The following exhibit is filed as part of this report.

                     Exhibit 99        Press Release dated April 21, 2004

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: April 23, 2004	By: /s/ Greg A. Steffens Greg A. Steffens President

End.